Exhibit 10.1

TESSCO TECHNOLOGIES INCORPORATED
SECOND AMENDED AND RESTATED 1994 STOCK AND INCENTIVE PLAN

SECTION 1.

PURPOSE

The purpose of the TESSCO Technologies Incorporated Second Amended and Restated 1994 Stock and Incentive Plan (the “Plan”) is to attract and retain outstanding individuals as Key Employees of TESSCO Technologies Incorporated, a Delaware corporation (the “Company”), and its Affiliates and to motivate such individuals to achieve the long-term performance goals of the Company by providing incentives to such individuals in the form of stock ownership or monetary payments based on the value of the capital stock of the Company or its financial performance, or both, on the terms and conditions set forth herein.

SECTION 2.

DEFINITIONS

As used in the Plan and unless the context clearly indicates otherwise, the following terms shall have the respective meanings set forth below:

(a)           “Affiliate” shall mean any entity that is controlled directly or indirectly by the Company.

(b)           “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Performance Award granted under the Plan.

(c)           “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

(d)           “Beneficiary” shall mean the person designated by the Participant, on a form provided by the Company, to exercise the Participant’s rights in accordance with Section 7(f) of the Plan in the event of death or, if no such person is designated, the estate or personal representative of such Participant.

(e)           “Board of Directors” shall mean the Board of Directors of the Company.

(f)            “Code” shall mean the Internal Revenue Code of 1986, as amended.

(g)           “Commission” shall mean the United States Securities and Exchange Commission or any successor agency.

(h)           “Committee” shall mean the Compensation Committee of the Board of Directors.  The Committee shall be composed of two or more directors, all of whom shall be “disinterested persons” within the meaning of Rule 16b-3 and “outside directors” within the meaning of Section 162(m)(4)(C) of the Code and any regulations issued thereunder.

(i)            “Disability” shall mean a total and permanent disability within the meaning of the Company’s long-term disability plan, as amended from time to time.

(j)            “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)           “Fair Market Value” shall mean, with respect to any property (excluding the Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and with respect to any Shares or other securities, the last reported sale price of the Shares or other securities on any national securities exchange or quotation system providing such information on the day prior to the date of the determination or, if not listed on any such exchange or quotation system, the average of the bid and asked prices of the Shares or other securities as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) as of the day prior to the date of the determination of the fair market value or, if not listed on NASDAQ, the fair market value of the Shares or other securities as of the day prior to the date of such determination as determined in good faith by the Board of Directors or the Committee.

(l)            “Incentive Stock Option” shall mean an Option granted under Section 7(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(m)          “Key Employee” shall mean any officer or other employee of the Company or of any Affiliate who is described in Section 6.

(n)           “Non-Qualified Option” shall mean an Option granted under Section 7(a) of the Plan that is not intended to be an Incentive Stock Option.

(o)           “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(p)           “Participant” shall mean a Key Employee or non-employee director who is designated to be granted or has received an Award under the Plan.

(q)           “Performance Award” shall mean any Award granted under Section 7(d) of the Plan.

(r)            “Person” shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

(s)           “Released Securities” shall mean Restricted Stock with respect to which all applicable restrictions have expired, lapsed or been waived.

(t)            “Restricted Stock” shall mean any Shares granted and issued under Section 7(c) of the Plan.

(u)           “Restricted Stock Unit” shall mean any Award granted under Section 7(c) of the Plan that is denominated in Shares.

(v)           “Restriction Period” shall mean, with respect to Restricted Stock or Restricted Stock Units, that period of time determined by the Committee pursuant to Section 7(c).

(w)          “Retirement” shall mean termination of a Participant’s employment with the Company or any Affiliate at his or her “normal retirement date” as defined in the Company’s Retirement Savings Plan or any successor plan.

(x)            “Termination” shall mean any resignation or discharge from employment with the Company or any Affiliate except in the event of Disability, Retirement or death.

(y)           “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Commission under the Exchange Act or any successor rule or regulation thereto.

(z)           “Shares” shall mean shares of the Common Stock of the Company and such other securities or property as may become the subject of Awards or become subject to Awards pursuant to an adjustment made under Section 8 of the Plan.

(aa)         “Stock Appreciation Right” shall mean any Award granted under Section 7(b) of the Plan.

SECTION 3.

EFFECTIVE DATE; STOCKHOLDER APPROVAL; TERMINATION

(a)           EFFECTIVE DATE AND STOCKHOLDER APPROVAL.  Subject to the approval of the Plan by the stockholders of the Company, in accordance with the provisions of Rule 16b-3, the Plan shall be effective as of April 12, 1994.  The Plan was amended and restated, and readopted, upon approval of the Stockholders as of July 22, 2004.  The Plan has been amended and restated a second time following the approval of the Stockholders of certain modifications to the Plan, and of the Plan in its entirety for purposes of Section 162(m) of the Code, as of July 24, 2008.

(b)           TERMINATION.  No Award shall be granted under the Plan after July 22, 2014; PROVIDED, HOWEVER, that any Award theretofore granted may extend beyond such date unless expressly provided otherwise herein or in the applicable Award Agreement; PROVIDED FURTHER, to the extent set forth in Section 8 hereof, the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or restrictions with respect to any such Award, and the authority of the Board of Directors to amend the Plan, shall extend beyond such date.

SECTION 4.

ADMINISTRATION

The Plan shall be administered by the Committee; PROVIDED, HOWEVER, that if at any time the Committee shall not be in existence, the functions of the Committee as specified in the Plan shall be exercised by those members of the Board of Directors who qualify as “disinterested persons” under Rule 16b-3 and as “outside directors” under Section 162(m)(4)(C) of the Code and any regulations issued thereunder.

Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority with respect to the Plan, including, without limitation, the power to:

(i)            designate Participants;

(ii)           determine the types of Awards to be granted to each Participant under the Plan;

(iii)          determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards;

(iv)          determine the terms and conditions of any Award;

(v)           determine whether, to what extent, under what circumstances and the method by which Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited or suspended;

(vi)          determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;

(vii)         interpret and administer the Plan and any instrument or agreement relating to, and any Award made under, the Plan (including, without limitation, any Award Agreement);

(viii)        establish, amend, suspend and waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

(ix)           make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan, or any Award, shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or Beneficiary of any Award, any stockholder and any employee of the Company or of any Affiliate.

SECTION 5.

GRANTS OF AWARDS; SHARES AVAILABLE FOR AWARD

(a)           The Committee may, from time to time, grant Awards to one or more Participants; PROVIDED, HOWEVER, that:

(i)            subject to any adjustment pursuant to Section 8, the aggregate number of Shares available with respect to which Awards may be granted under the Plan shall be 1,908,750;

(ii)           to the extent that any Shares covered by an Award granted under the Plan, or to which any Award relates, are forfeited (prior to the payment of dividends or the exercise by the holder of other indicia of ownership of the Shares or other property issuable or payable with respect to the Award), or if an Award otherwise terminates, expires or is cancelled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such Award, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of Awards under the Plan;

(iii)          Shares which have been issued, or any other shares of the capital stock of the Company, which a Participant tenders to the Company in satisfaction of income and payroll tax withholding obligations or in satisfaction of the exercise price of any Award shall remain authorized and shall again be available for the purposes of the Plan; PROVIDED, HOWEVER, that any such previously issued Shares, or such other shares, shall not be the subject of any grant under the Plan to any officer of the Company, or other individual, who, at the time of such grant, is subject to the short-swing trading provisions of Section 16 of the Exchange Act; and

(iv)          any Shares ceasing to be subject to an Award due to the exercise of an Award or expiration of a Restriction Period shall no longer be available for granting of an Award hereunder.

(b)           For purpose of this Section 5:

(i)            if an Award is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan; and

(ii)           if an Award is not denominated in Shares, a number of Shares shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan equal to the quotient of the Fair Market Value (calculated as of the date of grant) of the maximum amount of cash or other consideration payable pursuant to such Award, divided by the Fair Market Value of one Share on the date of grant.

(c)           Any Shares delivered by the Company pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.  In determining the size of any Award, the Committee may take into account a Participant’s responsibility level, performance, potential, cash compensation level, the Fair Market Value of the Shares at the time of the Award and such other considerations as it deems appropriate.

SECTION 6.

ELIGIBILITY

Any Key Employee, including any executive officer or employee-director of the Company or any Affiliate, who is not a member of the Committee and who, in the opinion of the Committee, contributes to the continued growth, development and financial success of the Company or an Affiliate shall be eligible to be designated as a Participant.  In addition, and notwithstanding the foregoing or any other provision of the Plan, any non-employee director of the Company shall be eligible to be designated as a Participant and receive Awards under the Plan, provided that each grant of an Award to a non-employee director shall be made only upon the concurrence of a majority of the members of the entire Board of Directors who are disinterested in the grant, and not more than 75,000 shares issuable under the Plan may be issued to each non-employee director.

SECTION 7.

AWARDS

(a)           OPTIONS.  The Committee is hereby authorized to grant Options to Participants in the form of either Non-Qualified Stock Options or Incentive Stock Options with the terms and conditions set forth in this Section 7 and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

(i)            LIMITATIONS ON INCENTIVE STOCK OPTIONS.

(A)          In the event the Committee grants Incentive Stock Options, the aggregate Fair Market Value (determined at the time the Options are granted) of the Shares underlying any such Options, together with the shares underlying any incentive stock options (as defined in Section 422 of the Code) under any other plans of the Company or any Affiliate, which shall be first exercisable by any one Participant shall not, during any calendar year, exceed $100,000, or such other limitation as may be provided in the Code.

(B)           The grant of Options hereunder shall be subject to guidelines adopted by the Committee with respect to the timing and size of such Options.  In addition, the Committee may in its discretion provide that an Option may not be exercised in whole or in part for any period or periods specified by the Committee.  The right of a participant to exercise an Option shall be cancelled if and to the extent that Shares covered by such Option are used to calculate amounts received upon exercise of a related Stock Appreciation Right.

(C)           The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

(ii)           EXERCISE PRICE.  The exercise price per Share purchasable under an Option shall be determined by the Committee; PROVIDED, HOWEVER, that such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of the Option.

(iii)          OPTION TERM.  The term of each Option shall be fixed by the Committee; PROVIDED, HOWEVER, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

(iv)          EXERCISABILITY AND METHOD OF EXERCISE.  Except for such limitations as may be set forth herein, an Option shall become exercisable in such manner and within such period or periods and in such installments or otherwise as shall be determined by the Committee and set forth in the Award Agreement evidencing the Option.  The Committee also shall determine the method or methods by which, and the form or forms in which, payment of the exercise price with respect to any Option may be made or deemed to have been made.

(b)           STOCK APPRECIATION RIGHTS.  The Committee is hereby authorized to grant Stock Appreciation Rights to Participants.  Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise, over (ii) the grant price of the right as specified by the Committee, which shall not be less than the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee.  The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate, including, without limitation, restricting the time of exercise of the Stock Appreciation Right to specified periods as may be necessary to satisfy the requirements of Rule 16b-3.

(c)           RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

(i)            ISSUANCE.  The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants, such Awards, including the total number of Shares to which they pertain, to be evidenced by an Award Agreement.

(ii)           RESTRICTIONS.  Shares of Restricted Stock and Restricted Stock Units shall be issued in the name of the Participant without payment of consideration, and shall be subject to such restrictions as the Committee may impose (including, without limitation, a Restriction Period, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.  Different Restricted Stock or Restricted Stock Unit Awards may have different Restriction Periods.

(iii)          REGISTRATION.  Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.  In the event any stock certificate is issued to evidence Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend (as determined by the Committee) referring to the terms, conditions and restrictions applicable to such Restricted Stock.  Upon completion of the applicable Restriction Period, the related restriction or restrictions upon the Award shall expire and new certificates representing the Award shall be issued without the applicable restrictive legend described herein.  Such Shares shall be delivered in accordance with the terms and conditions of such Participant’s Award Agreement.

(d)           PERFORMANCE AWARDS.  The Committee is hereby authorized to grant Performance Awards to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish.  Subject to the terms of the Plan, the Committee shall establish performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award.

(e)           CODE SECTION 162(M) REQUIREMENTS.  The Committee in its sole discretion shall determine whether Awards made pursuant to the Plan shall be designed to meet the requirements of performance-based compensation within the meaning of Section 162(m) of the Code and any regulations issued thereunder.  The performance goals among which the Committee may select for purposes of satisfying the performance-based compensation conditions under Section 162(m) of the Code include earnings per share, revenues, Share price, market performance, profitability and/or other criteria related to the Company’s overall performance or the performance of a particular business unit, corporate staff, or in some cases, individual performance.

(f)            TERMINATION, RETIREMENT, DISABILITY AND DEATH.  In the event a Participant ceases employment with the Company or any Affiliate prior to exercise of the Participant’s Option or Stock Appreciation Right, prior to the lapse of any Restriction Period or prior to the achievement of any performance goals or lapse of any performance period, such Award shall be subject to the following provisions:

(i)            TERMINATION.  If the Termination is at the Company’s request for gross misconduct by the Participant, the Participant’s Award shall be forfeited immediately.  If the Termination is at the Participant’s request, or at the Company’s request for reasons other than gross misconduct, the Award shall be forfeited immediately unless the Committee in its discretion decides that an option or Stock Appreciation Right shall be exercisable and the extent to which it shall be exercisable, or decides to remove any restrictions applicable to Restricted Stock, Restricted Stock Units or Performance Awards, except that such discretion shall not be exercised to the extent that an Award is designed to meet the requirements of performance-based compensation within the meaning of Section 162(m) of the Code and any regulations thereunder.

(ii)           RETIREMENT.  In the event of Retirement, Options and Stock Appreciation Rights must be exercised within 12 months (or such lesser period as the Code may require) of the Participant’s “normal retirement date” as defined in the Company’s Retirement Savings Plan or any successor plan, any restriction applicable to a Restricted Stock Award shall be removed pro rata, in accordance with the portion of the Restriction Period which has expired upon such Retirement, and any restriction applicable to any Performance Award may be removed in the discretion of the Committee, except that such discretion shall not be exercised to the extent that an Award is designed to meet the requirements of performance-based compensation within the meaning of Section 162(m) of the Code and any regulations thereunder.

(iii)          DISABILITY.  Upon a Participant’s Disability, the Participant’s Options and Stock Appreciation Rights shall be exercisable, any restriction applicable under a Restricted Stock Award shall be removed on a pro rata basis in accordance with the portion of the Restriction Period expired as of the date of Disability, as such date is determined under the Company’s long-term disability plan, as amended from time to time, and any restriction applicable under a Performance Award may be removed in the discretion of the Committee.

(iv)          DEATH.  If the Participant shall die while in the employment of the Company or any Affiliate or within the period of time after Retirement during which the Participant would have been entitled to exercise his Options and Stock Appreciation Rights, the Participant’s Beneficiary shall have the right to exercise such Options and Stock Appreciation

Rights within 12 months from the date of the Participant’s death to the extent the Participant was entitled to exercise the same immediately prior to the Participant’s death.  Any restriction applicable under a deceased Participant’s Restricted Stock Award shall be removed on a pro rata basis in accordance with the portion of the Restricted Period which had expired as of the date of death, and any restriction applicable under a deceased Participant’s Performance Award may be removed in the discretion of the Committee.

(g)           ELECTION TO RECOGNIZE INCOME.  If a Participant makes an election in a timely manner pursuant to Section 83(b) of the Code to recognize income for tax purposes when an Award is first made, the Participant shall notify the Company within 10 days of the making of such election.

(h)           GENERAL.

(i)            AWARD AGREEMENTS.  Each Award granted under the Plan shall be evidenced by an Award Agreement in such form as shall have been approved by the Committee.

(ii)           AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER.  Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)          FORMS OF PAYMENT UNDER AWARDS.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or any Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of interest in installments or deferred payments.

(iv)          LIMITS ON TRANSFER OF AWARDS.  No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of an Award of Restricted Stock, to the Company); PROVIDED, HOWEVER, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a Beneficiary to exercise the rights of the Participant, and to receive any property distributable with respect to any Award upon the death of the Participant.  Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.  No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)           TERM OF AWARDS.  Except as otherwise provided herein, the term of each Award shall be for such period as may be determined by the Committee.

(vi)          SHARE CERTIFICATES AND REPRESENTATION BY PARTICIPANTS.  All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Commission, any stock exchange or other market upon which such Shares or other securities are then listed or traded, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be inscribed upon any such certificate(s) to make appropriate reference to such restrictions.  The Committee may require each Participant or other Person who acquires Shares or other securities under the Plan to represent to the Company in writing that such Participant or other Person is acquiring the Shares or other securities without a view to the distribution thereof.

(vii)         ANNUAL AWARD LIMIT.  Notwithstanding any other provision of this Plan to the contrary, no Participant shall receive in any one calendar year Awards for more than 225,000 Shares (or the cash equivalent of such Shares).

(viii)        SECTION 409A COMPLIANCE.  The Committee shall design and interpret all Awards under this Plan in a manner that causes such Awards to be exempt from, or compliant with, the deferred compensation requirements of Section 409A of the Code.  Thus, to the extent that an Award is subject to Section 409A, the amount payable upon exercise or vesting of such Award shall only be payable, as determined by the Committee in the Award Agreement, in the designated form upon the Participant’s separation from service, disability or death, at a specified time (or pursuant to a fixed schedule), upon a change in ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company, or upon the occurrence of an unforeseeable emergency (each such event as described in Section 409A and the regulations thereunder).  Any right to receive a series of installment payments under an Award shall be treated for purposes of Section 409A as a right to receive a series of separate payments.  If an Award that is subject to Section 409A is payable upon the separation from service of a specified employee (as defined in Section 409A) of the Company, any payments due under the Award during the six-month period following the specified employee’s separation from service shall be accumulated and paid out to the specified employee during the seventh month following separation from service (with or without interest as determined by the Committee).

SECTION 8.

AMENDMENT AND TERMINATION; ADJUSTMENTS; CORRECTIONS

(a)           AMENDMENTS TO THE PLAN.  The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan; PROVIDED, HOWEVER, that no amendment, alteration, suspension, discontinuation or termination of the Plan shall in any manner (except as otherwise provided in this Section 8) adversely affect any Award granted and then outstanding under the Plan, without the consent of the respective Participant; PROVIDED FURTHER, HOWEVER, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that would:

(i)            increase the total number of Shares available for Awards under the Plan, except as provided in Section 8(c) hereof;

(ii)           materially increase the benefits accruing to Participants under the Plan; or

(iii)          materially modify the requirements as to eligibility for participation in the Plan.

(b)           AMENDMENTS TO AWARDS.  The Committee may, in whole or in part, waive any conditions or other restrictions with respect to, and may amend, alter, suspend, discontinue or terminate, any Award granted under the Plan, prospectively or retroactively, but no such action shall impair the rights of any Participant without the Participant’s consent, except as provided in Section 8(c) and (d) hereof.

(c)           CERTAIN ADJUSTMENTS OF AWARDS.

(i)            In the event the Company or any Affiliate shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or business entity, the Committee may make such adjustments in the terms of Awards, not inconsistent with the terms of the Plan, as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan, as so adjusted.

(ii)           In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction, change in applicable laws, regulations or financial accounting principles or other event affects the Shares, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of:  (A) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards under the Plan; (B) the number and type of Shares (or other securities or property) subject to outstanding Awards; and (C) the grant, purchase or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; PROVIDED, HOWEVER, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; PROVIDED FURTHER, HOWEVER, that the number of Shares subject to any Award denominated in Shares shall always by a whole number.

(iii)          Anything herein to the contrary notwithstanding, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares) the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or SARs or cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price that is lower than the exercise price of the original options or SARs without first obtaining stockholder approval of such repricing.

(d)           CORRECTION OF DEFECTS, OMISSIONS AND INCONSISTENCIES.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in any Award or Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 9.

GENERAL PROVISIONS

(a)           NO RIGHTS TO AWARDS.  No Key Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participants or holders or Beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to each Participant.

(b)           WITHHOLDING.  No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount.  Unless otherwise determined by the Committee, withholding obligations arising with respect to Awards under the Plan may be settled with Shares (other than Restricted Stock), including Shares that are part of, or are received upon exercise of, the Award that gives rise to the withholding requirement.  The obligations of the Company under the Plan shall be conditioned on such payment or arrangements, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.  The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with Shares, including, without limitation, the establishment of such procedures as may be necessary to satisfy the requirements of Rule 16b-3.

(c)           ACCELERATION.  Except as otherwise provided hereunder, the Committee may, in its discretion, accelerate the time at which an outstanding Award granted hereunder may be exercised.  With respect to Restricted Stock, in the event of a public tender offer for all or any portion of the Shares of the Company, or in the event that any proposal to merge or consolidate the Company with another entity is submitted to the stockholders of the Company for a vote, the Committee, in its sole discretion, may shorten or eliminate the Restriction Period consistent with the best interests of the Company.

(d)           NO RIGHT TO EMPLOYMENT.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate.  Further, the Company or any Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(e)           UNFUNDED STATUS OF THE PLAN.  Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds.  The Plan shall not establish any fiduciary relationship between the Company and any Participant or other Person.  To the extent any Person holds any right by virtue of the grant of an Award under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

(f)            GOVERNMENT AND OTHER REGULATIONS.  The obligation of the Company to make payment of Awards in Shares or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by any government agencies as may be required.  If Shares awarded hereunder may in certain circumstances be exempt from registration under the Securities Act of 1933, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status.

(g)           INDEMNIFICATION.  The Company shall indemnify and hold harmless each individual who is or at any time serves as a member of the Committee against and from:

(i)            any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit or proceeding to which such individual may be a party or in which such individual may be involved by reason of any action or failure to act under the Plan; and

(ii)           any and all amounts paid by such individual in satisfaction of judgment in any such action, suit or proceeding relating to the Plan.

Each individual covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such individual undertakes to handle and defend it on such individual’s own behalf.  In addition, such individuals shall also be entitled to any other rights of indemnification which such individuals may have under the certificates of incorporation or by-laws of the Company or any Affiliate, as a matter of law, or otherwise, or of any power that the Company or any Affiliate may have to indemnify such individual or hold such individual harmless.

(h)           GOVERNING LAW.  The validity, construction and effect of the Plan, and any rules and regulations relating to the Plan, shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

(i)            SEVERABILITY.  If any provision of the Plan, any Award Agreement or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan, any Award Agreement or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, the Award Agreement or the Award, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan, such Award Agreement and such Award shall remain in full force and effect.

(j)            NO FRACTIONAL SHARES.  No fractional Shares shall be issued or delivered pursuant to the Plan, any Award Agreement or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(k)           HEADINGS.  Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Date:  July 24, 2008